Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto of CatchMark Timber Trust, Inc. and subsidiaries (“CatchMark”) included in its Annual Report filed on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the period ended June 30, 2021.

On August 11, 2021, CatchMark, through a wholly-owned subsidiary, completed the previously announced sale of approximately 18,063 acres of Oregon timberlands (the “Bandon Disposition”) to Roseburg Resources Co. for $100 million in cash. The sale was completed pursuant to a purchase and sale agreement, dated as of June 21, 2021 and filed as Exhibit 10.4 to CatchMark’s Quarterly Report on Form 10-Q for the period ended June 30, 2021. CatchMark’s amended credit agreement, as amended on August 4, 2021 (the “Amended Credit Agreement”), requires that net proceeds received from the Bandon Disposition be used to pay down the outstanding amounts of CatchMark’s Multi-Draw Term Facility and Term Loan A-3, each as defined in CatchMark’s Quarterly Report on Form 10-Q for the period ended June 30, 2021.

On October 14, 2021, CatchMark, through two wholly-owned subsidiaries, entered into a recapitalization and redemption agreement with TexMark Timber Treasury, L.P. (“Triple T”) and the preferred limited partners of Triple T for the redemption of CatchMark’s common equity interests in Triple T in exchange for $35.0 million in cash (the “Triple T Exit”). The amended and restated asset management agreement dated as of June 24, 2020 among CatchMark’s wholly-owned subsidiary, CatchMark TRS Creek Management, LLC, and Triple T’s wholly-owned subsidiaries, Creek Pine REIT, LLC and Crown Pine Realty 1, LLC, was terminated and replaced by a transition services agreement under which CatchMark will provide transition services in exchange for a one-time payment of $5.0 million in cash. The following unaudited pro forma condensed financial statements do not give effect to (i) the termination of the amended and restated asset management agreement, under which CatchMark recognized asset management fee revenue of $6.2 million and $11.9 million for the six months ended June 30, 2021 and for the year ended December 31, 2020, respectively, and (ii) the $5.0 million of cash proceeds received related to the transition services agreement. The redemption proceeds of $35.0 million were used to pay down the outstanding amount of CatchMark’s Term Loans A-1, A-2 and A-4, each as defined in CatchMark’s Quarterly Report on Form 10-Q for the period ended June 30, 2021. While CatchMark used the $5.0 million of cash proceeds received related to the transition service agreement to repay outstanding debt, that repayment is not reflected as a pro forma adjustment in these pro forma consolidated financial statements.

The following unaudited pro forma condensed consolidated financial statements give effect to the Bandon Disposition, the Triple T Exit, and related debt repayments as if they had been completed on June 30, 2021 with respect to the pro forma consolidated balance sheet and as of January 1, 2020 with respect to the pro forma consolidated statements of operations. The pro forma adjustments include transaction accounting adjustments to reflect the accounting for the Bandon Disposition, the Triple T Exit, and related debt repayments in accordance with U.S. GAAP. No autonomous entity adjustments or management adjustments were required as a result of the Bandon Disposition, the Triple T Exit, or the related debt repayments.

The unaudited pro forma consolidated balance sheet has been derived from CatchMark’s historical consolidated balance sheet as of June 30, 2021. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 have been derived from CatchMark’s historical consolidated statement of operations for such periods.

Exhibit 99.3
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of what CatchMark’s actual financial position or results of operations would have been had the Bandon Disposition, the Triple T Exit, and related debt repayments been completed on the dates indicated above. In addition, the following unaudited pro forma condensed consolidated financial statements do not purport to project the future financial position or results of operations of CatchMark. A number of factors may affect our results. See the specific factors set forth in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020.

Exhibit 99.3
CATCHMARK TIMBER TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2021
(in thousands, except for per-share amounts)

		Pro Forma Adjustments
	Historical (1)	Bandon Disposition		Triple T Exit		Other		Pro Forma Total
Assets:
Cash and cash equivalents	$22,291	$99,439	(A)	$35,000	(F)	$(130,410)	(G)	$26,320
Accounts receivable	7,615	—		—		—		7,615
Prepaid expenses and other assets	6,349	(108)	(B)	—		—		6,241
Operating lease right-of-use asset	2,680	—		—		—		2,680
Deferred financing costs	125	—		—		—		125
Timber assets	—	—		—				—
Timber and timberlands, net	475,354	—		—		—		475,354
Intangible lease assets, less accumulated amortization	3	—		—		—		3
Assets held for sale	75,940	(75,940)	(C)	—		—		—
Investment in unconsolidated joint ventures	1,907	—		—		—		1,907
Total assets	$592,264	$23,391		$35,000		$(130,410)		$520,245

Liabilities:
Accounts payable and accrued expenses	$5,595	$(21)	(D)	$—		$—		$5,574
Operating lease liability	2,849	—		—		—		2,849
Other liabilities	23,149	—		—		—		23,149
Notes payable and lines of credit, net of deferred financing costs	430,659	—		—		(130,410)	(G)	300,249
Total liabilities	462,252	(21)		—		(130,410)		331,821

Commitments and Contingencies	—	—		—		—		—

Stockholders' Equity
Class A common stock, $0.01 par value: 900,000 shares authorized; 48,906 and 48,906 shares issued and outstanding, historical and pro forma, respectively (2)	489	—		—		—		489
Additional paid-in capital	729,155	—		—		—		729,155
Accumulated deficit and distributions	(584,368)	23,412	(E)	35,000	(F)	—		(525,956)
Accumulated other comprehensive income	(16,731)	—		—		—		(16,731)
Total stockholders’ equity	128,545	23,412		35,000		—		186,957

Exhibit 99.3

Noncontrolling Interest	1,467	—	—	—	1,467
Total equity	130,012	23,412	35,000	—	188,424
Total liabilities and equity	$592,264	$23,391	$35,000	$(130,410)	$520,245

See accompanying notes.
(1)    Historical financial information of CatchMark is derived from its Quarterly Report filed on Form 10-Q for the period ended June 30, 2021.
(2)    Historical and pro forma shares issued and outstanding represent CatchMark common stock as of June 30, 2021 as filed in its Quarterly Report on Form 10-Q.

Exhibit 99.3
CATCHMARK TIMBER TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2021
(in thousands, except for per-share amounts)

		Pro Forma Adjustments
	Historical (1)	Bandon Disposition		Triple T Exit	Other		Pro Forma Total
Revenues:
Timber sales	$40,260	$(8,653)	(H)	$—	$—		$31,607
Timberland sales	10,989	—		—	—		10,989
Asset management fee	6,329	—		—	—		6,329
Other revenues	2,048	(3)	(H)	—	—		2,045
	59,626	(8,656)		—	—		50,970
Expenses:
Contract logging and hauling costs	17,556	(4,325)	(H)	—	—		13,231
Depletion	14,382	(5,235)	(H)	—	—		9,147
Cost of timberland sales	7,796	—		—	—		7,796
Forestry management expenses	3,594	(172)	(H)	—	—		3,422
General and administrative expenses	6,694	(93)	(H)	—	—		6,601
Land rent expense	133	—		—	—		133
Other operating expenses	3,427	(895)	(H)	—	—		2,532
	53,582	(10,720)		—	—		42,862

Other income (expense)
Interest income	1	—		—	—		1
Interest expense	(6,265)	—		—	1,428	(I)	(4,837)
Gain on large dispositions	759	—		—	—		759
	(5,505)	—		—	1,428		(4,077)

Net income before unconsolidated joint ventures	539	2,064		—	1,428		4,031
Income from unconsolidated joint ventures	663	—		—	—		663
Net income	1,202	2,064		—	1,428		4,694
Net income attributable to noncontrolling interest	3	—		—	—		3
Net income attributable to common stockholders	$1,199	$2,064		$—	$1,095		$4,691

Exhibit 99.3

Weighted-average common shares outstanding - basic	48,398	48,398
Net income per share - basic	$0.02	$0.10

Weighted-average common shares outstanding - diluted	48,513	48,513
Net income per share - diluted	$0.02	$0.10

See accompanying notes.
(1)    Historical financial information of CatchMark is derived from its Quarterly Report filed on Form 10-Q for the period ended June 30, 2021.

Exhibit 99.3
CATCHMARK TIMBER TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(in thousands, except for per-share amounts)

		Pro Forma Adjustments
	Historical (1)	Bandon Disposition		Triple T Exit		Other		Pro Forma Total
Revenues:
Timber sales	$72,344	$(11,546)	(H)	$—		$—		$60,798
Timberland sales	15,642	—		—		—		15,642
Asset management fee	12,184	—		—		—		12,184
Other revenues	4,120	(7)	(H)	—		—		4,113
	104,290	(11,553)		—		—		92,737
Expenses:
Contract logging and hauling costs	30,103	(5,799)	(H)	—		—		24,304
Depletion	29,112	(6,988)	(H)	—		—		22,124
Cost of timberland sales	12,290	—		—		—		12,290
Forestry management expenses	6,892	(364)	(H)	—		—		6,528
General and administrative expenses	16,225	(96)	(H)	—		—		16,129
Land rent expense	447	—		—		—		447
Other operating expenses	7,577	(739)	(H)	—		—		6,838
	102,646	(13,986)		—		—		88,660

Other income (expense)
Interest income	51	—		—		—		51
Interest expense	(15,123)	—		—		3,207	(I)	(11,916)
Gain on large dispositions	1,274	23,412	(E)	—		—		24,686
	(13,798)	23,412		—		3,207		12,821

Net income (loss) before unconsolidated joint ventures and income taxes	(12,154)	25,845		—		3,207		16,898
Income (loss) from unconsolidated joint ventures	(4,726)	—		5,000	(J)	—		274
Gain on sale of unconsolidated joint venture interests	—	—		35,000	(F)	—		35,000
Net income (loss) before income taxes	(16,880)	25,845		40,000		3,207		52,172

Exhibit 99.3

Income tax benefit (expense)	(658)	—	—	—	(658)
Net income (loss)	(17,538)	25,845	40,000	3,207	51,514
Net income attributable to noncontrolling interest	(30)	—	—	—	(30)
Net income (loss) attributable to common stockholders	$(17,508)	$25,845	$40,000	$3,207	$51,544

Weighted-average common shares outstanding - basic	48,816				48,816
Net income (loss) per share - basic	$(0.36)				$1.06

Weighted-average common shares outstanding - diluted	48,816				48,931
Net income (loss) per share - diluted	$(0.36)				$1.05

See accompanying notes.
(1)    Historical financial information of CatchMark is derived from its Annual Report filed on Form 10-K for the year ended December 31, 2020.

Exhibit 99.3
CATCHMARK TIMBER TRUST, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands unless otherwise noted)

Adjustments Reflected in the Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma consolidated balance sheet as of June 30, 2021 and the unaudited pro forma consolidated statements of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 reflect the following adjustments. Unless otherwise defined herein, capitalized terms have the same meaning provided in CatchMark’s Quarterly Report on Form 10-Q for the period ended June 30, 2021.

A.    Cash and Cash Equivalents Adjustment - Bandon Disposition

Represents net proceeds received from the Bandon Disposition calculated as follows:

Bandon Disposition sale price	$100,000
(-) Transaction costs and other adjustments	(561)
Pro forma adjustment	$99,439

B.    Prepaid Expenses and Other Assets Adjustment
Represents the removal of other assets related to the Bandon property.

C.     Assets Held for Sale Adjustment

Represents the removal of assets related to the Bandon property, including the following amounts:

Timber	$58,809
Timberland	16,898
Mainline roads	233
$75,940

Exhibit 99.3
D.     Accounts Payable and Accrued Expenses Adjustment

Represents the removal of accrued expenses related to the Bandon property.

E.     Accumulated Deficit Adjustment and Gain on Large Disposition Adjustment – Bandon Disposition

Represents CatchMark’s pro forma gain on the Bandon Disposition as if it was consummated on June 30, 2021 for purposes of the pro forma consolidated balance sheet and on January 1, 2020 for purposes of the pro forma consolidated statements of operations. The following table summarizes the pro forma adjustment made to Accumulated Deficit and Distributions as a result of the Bandon Disposition (in thousands):

Net sale proceeds	$99,439
(-) Assets held for sale	(75,940)
(-) Other assets and accrued expenses	(108)
(+) Accrued expenses	21
Pro forma adjustment	$23,412

F.    Cash and Cash Equivalents Adjustment, Accumulated Deficit Adjustment, and Gain on Sale of Unconsolidated Joint Venture Interests – Triple T Exit

Represents proceeds received and the pro forma gain recognized from the redemption of CatchMark’s common equity interests in Triple T as if it was consummated on June 30, 2021 for purposes of the pro forma consolidated balance sheet and on January 1, 2020 for purposes of the pro forma consolidated statements of operations. Due to the subordinated nature of CatchMark’s investment in Triple T and the preferred return accruing on the interests held by the Preferred Partners, the carrying value of CatchMark’s common equity interests in Triple T had previously been written down to zero as of December 31, 2020 in accordance with GAAP using the hypothetical-liquidation-at-book-value-method. CatchMark also received $5.0 million of cash proceeds for asset management transition services it will provide in connection with the Triple T Exit; however, those cash proceeds are not reflected as a pro forma adjustment in these pro forma consolidated financial statements.

G.    Notes Payable and Lines of Credit Adjustment

Represents the repayments of debt balances outstanding as of June 30, 2021 under the Amended Credit Agreement, as amended on October 14, 2021, with net proceeds from the Bandon Disposition ($95.4 million) and the Triple T Exit ($35.0 million). Specifically, the debt repayments were applied as follows: (i) CatchMark’s Multi-Draw Term Facility ($26.8 million) and Term Loan A-3 ($68.6 million), with net proceeds from the Bandon Disposition; and (ii) CatchMark’s Term Loan A-1 ($10.3 million), Term Loan A-2 ($10.3 million) and Term Loan A-3 ($14.4 million), with proceeds from the Triple T Exit. In addition, CatchMark used the $5.0 million of cash proceeds received for asset management transition services to repay outstanding debt; however, that repayment is not reflected as a pro forma adjustment in these pro forma consolidated financial statements.

Exhibit 99.3
H. Revenues and Expenses Adjustments

Represents the elimination of historical revenues and expenses directly related to the Bandon property that will not recur in CatchMark's consolidated statement of operations beyond a year from the date of the Bandon Disposition.

I. Interest Expense Adjustments

Represents the removal of historical interest expense as a result of the pro forma adjustments for repayments of outstanding debt as a result of the Bandon Disposition and the Triple T Exit. The debt balances repaid with net proceeds from the Bandon Disposition bore interest at approximately 2.3% for the six months ended June 30, 2021 and approximately 2.4% for the year ended December 31, 2020. The debt balances repaid with proceeds from the Triple T Exit bore interest at approximately 1.9% for the six months ended June 30, 2021 and approximately 2.6% for the year ended December 31, 2020. Such expenses will not recur in CatchMark's consolidated statement of operations beyond a year from the respective transaction date.

J. Income from Unconsolidated Joint Venture Adjustment

Represents the elimination of the historical loss from Triple T that will not recur in CatchMark’s consolidated statement of operations beyond a year from the date of the Triple T Exit. No such loss was incurred for the six months ended June 30, 2021 as the carrying value of CatchMark’s investment in Triple T had previously been written down to zero as of December 31, 2020 and CatchMark had not guaranteed obligations of Triple T and was not otherwise committed to provide Triple T additional financial support.